UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2017

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38101 (Commission File Number)	46-0552948 (IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111
(Address of Principal Executive Offices, including Zip Code)

(720) 479-3500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective September 5, 2017, Jill Bright was appointed to the board of directors (the “Board”) of WideOpenWest, Inc. (the “Company”), as an independent class III director, who will serve until the 2020 annual general meeting. Ms. Bright will serve on the Compensation Committee of the Board.

Ms. Bright is Executive Vice President, Human Resources and Administration at Sotheby’s. Prior to that, she was at Condé Nast from 1993 to 2016 and led the Human Resources and Corporate Communications groups for many years until her appointment as chief administrative officer in 2010. As CAO at Condé Nast, she oversaw several areas including strategy and planning, product licensing, and contracts and rights. During her career, Ms. Bright also served as chief administrative officer for Gensler (the global architecture and design firm) and held senior HR roles at Macy’s and American Express. Ms. Bright is a member of the national board of Girls Inc. and the board of Cumulus Media. In 2015, she was appointed by Mayor de Blasio to the Quadrennial Advisory Commission to study, evaluate and make recommendations regarding compensation levels of elected City Officials, and, in 2017, she was appointed as Mayor de Blasio’s Representative to the board of the New York Public Library. Ms. Bright received her bachelor’s degree from Marymount Manhattan College, where she is a member of the Board of Trustees, and her MBA from New York University’s Stern School of Business. Ms. Bright was selected to serve on our Board of Directors because of her operating expertise.

Ms. Bright will be entitled to receive for her services the compensation applicable to all of the Company’s non-employee directors, consisting of annual retainer fees and long-term equity awards.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated September 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2017	WIDEOPENWEST, INC.

/s/ Craig Martin
Craig Martin
General Counsel & Secretary

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